UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04764

BNY Mellon Opportunistic Municipal Securities Fund
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	04/30
Date of reporting period:	04/30/2022

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Opportunistic Municipal Securities Fund

ANNUAL REPORT April 30, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from May 1, 2021, through April 30, 2022, as provided by Daniel Rabasco and Jeffrey Burger, Portfolio Managers employed by the fund’s sub-adviser, Insight North America LLC

Market and Fund Performance Overview

For the 12-month period ended April 30, 2022, BNY Mellon Opportunistic Municipal Securities Fund’s (the “fund”) Class A shares produced a total return of −7.92%, Class C shares returned −8.62%, Class I shares returned –7.62%, Class Y shares returned −7.69% and Class Z shares returned −7.80%.1 In comparison, the Bloomberg U.S. Municipal Bond Index (the “Index”), the fund’s benchmark index, achieved a total return of −7.88% for the same period.2

Municipal bonds lost ground during the reporting period largely as a result of inflation concerns and rising interest rates. The fund’s performance relative to the Index, was largely due to favorable security selection.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax. Typically, the fund invests substantially all of its assets in such municipal bonds. The fund invests at least 70% of its assets in municipal bonds rated, at the time of purchase, investment grade (Baa/BBB or higher) or the unrated equivalent as determined by the fund’s sub-adviser, Insight North America LLC (“INA”). For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by INA. The dollar-weighted, average maturity of the fund’s portfolio normally exceeds 10 years, but the fund may invest without regard to maturity or duration.

The portfolio managers focus on identifying undervalued sectors and securities and minimize the use of interest-rate forecasting. The portfolio managers select municipal bonds for the fund’s portfolio by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities, and to exploit pricing inefficiencies in the municipal bond market, and by actively trading among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

Markets Hindered by Inflation and Rising Rates

Fixed-income markets posted a negative performance during the reporting period, which was driven by intermittent concerns about the pandemic, worries about rising inflation, Russia’s invasion of Ukraine and an increase in the federal funds rate by the Federal Reserve (the “Fed”).

Early in the reporting period, the municipal bond market continued to benefit from policies put in place in response to the COVID-19 pandemic, including support from the federal government. This, and a number of other factors, produced strong inflows to the market.

The fiscal health of issuers has also been supported by a strengthening economy. During much of the pandemic, real estate and income tax collections failed to decline as much as predicted, and progressive tax regimes proved beneficial because higher-earning, white-collar workers were largely able to work from home. Strong stock market returns also boosted revenues from capital gains taxes.

Later in the reporting period, however, a number of headwinds emerged. As oil prices rose, and inflation measures reached multi-decade highs, the outlook for inflation shifted away from the view that pricing pressures were “transitory.” In addition, investors began to anticipate that the Fed would move to a policy of tightening. The Fed began tapering its bond purchases in November 2021 and accelerated the tapering in December 2021. Fed officials also signaled that short-term interest rates would be raised, and in March 2022, they did raise the federal funds rate by 25 basis points.

Historically, municipal bonds have been perceived as a safe haven from turmoil in fixed-income markets. But the persistence of higher-than-expected inflation, combined with measures from the Fed to combat it, led to significant outflows from municipal bond mutual funds, especially late in the reporting period. The need for fund managers to meet redemptions only added to the downward momentum. In addition, the latter part of the period was characterized by volatility stemming from these headwinds as well as the war in Ukraine.

While these headwinds have hindered returns in the near term, credit fundamentals remain strong. In addition, the market turmoil has resulted in more attractive valuations in many segments of the market, creating the potential for outperformance in the future.

Nevertheless, with the increase in the federal funds rate, market participants became concerned about whether the Fed’s policy was appropriate. Investors worried about the Fed’s ability to achieve a “soft landing,” quelling inflation without producing a recession.

Security Selection Boosted Fund Results

Performance versus the Index was enhanced primarily by favorable security selection. Selections, especially in the airport, education, power, transportation and special tax sectors, were particularly beneficial. The fund’s overweight position in revenue bonds also contributed positively to returns, especially in the continuing-care retirement center bonds.

On a less positive note, an underweight position in state general obligation (GO) bonds hampered returns. The fund’s selections in the housing, health care and industrial development sectors also hindered performance somewhat, as did an overweight position in prepaid gas bonds. The impact of the fund’s curve positioning and longer duration also was negligible, though holdings in the seven to 10-year part of the curve were a hindrance. There were no derivatives used during the reporting period.

Attractive Valuations and Strong Fundamentals

We remain sanguine about the market. Some volatility is to be expected over the medium-to-long term, but we believe that the Fed’s anticipated rate increases are reflected in current market conditions. In addition, we believe fundamentals are strong enough to withstand a recession in the near term. The market’s recent volatility has also resulted in more attractive valuations, creating more plentiful opportunities. We expect to keep the fund’s duration near that of the benchmark, and we will look for attractive opportunities among A and BBB rated bonds.

May 16, 2022

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I, Class Y and Class Z are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.

2 Source: Lipper Inc. — The Bloomberg U.S. Municipal Bond Index covers the U.S. dollar-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds involve increased credit and liquidity risk than higher-rated bonds and are considered speculative in terms of the issuer’s ability to pay interest and repay principal on a timely basis.

The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality or state in which the fund invests may have an impact on the fund’s share price.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon Opportunistic Municipal Securities Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Municipal Bond Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 8/31/16 (the inception date for Class I shares), not reflecting the applicable sales load for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon Opportunistic Municipal Securities Fund on 4/30/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares, Class I shares and Class Z shares. The Index, unlike the fund, covers the U.S. dollar-denominated long-term tax-exempt bond market. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Opportunistic Municipal Securities Fund with a hypothetical investment of $1,000,000 in the Bloomberg U.S. Municipal Bond Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 8/31/16 (the inception date for Class Y shares), not reflecting the applicable sales load for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Opportunistic Municipal Securities Fund on 4/30/12 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index, unlike the fund, covers the U.S. dollar-denominated long-term tax-exempt bond market. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 4/30/2022
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.50%)	11/26/86	-12.07%	.90%	2.07%
without sales charge	11/26/86	-7.92%	1.84%	2.54%
Class C shares
with applicable redemption charge †	7/13/95	-9.52%	1.05%	1.75%
without redemption	7/13/95	-8.62%	1.05%	1.75%
Class I shares	8/31/16	-7.62%	2.08%	2.69%††
Class Y shares	8/31/16	-7.69%	2.06%	2.64%††
Class Z shares	10/14/04	-7.80%	1.91%	2.60%
Bloomberg U.S. Municipal Bond Index		-7.88%	1.80%	2.48%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class I shares and Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 8/31/16 (the inception date for Class I shares and Class Y shares), not reflecting the applicable sales load for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Opportunistic Municipal Securities Fund from November 1, 2021 to April 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2022

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$3.43	$7.13	$2.24	$2.29	$3.24
Ending value (after expenses)	$920.50	$916.40	$921.70	$921.60	$921.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2022

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$3.61	$7.50	$2.36	$2.41	$3.41
Ending value (after expenses)	$1,021.22	$1,017.36	$1,022.46	$1,022.41	$1,021.42
†

Expenses are equal to the fund’s annualized expense ratio of .72% for Class A, 1.50% for Class C, .47% for Class I, .48% for Class Y and .68% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2022

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - .2%
Collateralized Municipal-Backed Securities - .2%
Arizona Industrial Development Authority, Revenue Bonds, Ser. 2019-2 (cost $1,102,456)	3.63	5/20/2033	1,004,433		987,979

Long-Term Municipal Investments - 93.7%
Alabama - 4.7%
Birmingham-Jefferson Civic Center Authority, Special Tax Bonds, Ser. B	5.00	7/1/2043	2,500,000		2,647,024
Black Belt Energy Gas District, Revenue Bonds (Project No. 4) Ser. A1	4.00	12/1/2025	1,250,000	[a]	1,268,406
Black Belt Energy Gas District, Revenue Bonds, Ser. B1, 1 Month LIBOR x.67 +.90%	1.21	12/1/2023	1,405,000	[a,b]	1,397,440
Jefferson County, Revenue Bonds, Refunding	5.00	9/15/2032	1,000,000		1,093,880
Jefferson County, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.60	10/1/2042	7,835,000	[c]	7,925,426
The Lower Alabama Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2025	1,750,000	[a]	1,784,121
The Southeast Alabama Gas Supply District, Revenue Bonds (Project No. 2) Ser. A	4.00	6/1/2024	2,240,000	[a]	2,272,662
University of Alabama at Birmingham, Revenue Bonds, Ser. B	4.00	10/1/2035	2,000,000		2,086,906
				20,475,865
Arizona - 2.8%
Arizona Industrial Development Authority, Revenue Bonds, Ser. A	4.00	11/1/2038	3,065,000		3,066,052
Glendale Industrial Development Authority, Revenue Bonds, Refunding (Sun Health Services Obligated Group) Ser. A	5.00	11/15/2054	1,500,000		1,587,089
La Paz County Industrial Development Authority, Revenue Bonds (Harmony Public Schools) Ser. A	5.00	2/15/2046	2,000,000	[d]	2,041,179
Maricopa County Industrial Development Authority, Revenue Bonds (Banner Health Obligated Group) Ser. A	5.00	1/1/2041	1,175,000		1,274,550

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 93.7% (continued)
Arizona - 2.8% (continued)
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School Obligated Group)	6.00	7/1/2038	2,750,000	[d]	3,041,217
The Phoenix Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2046	1,000,000	[d]	1,018,355
				12,028,442
California - 3.9%
California, GO	5.00	10/1/2030	2,500,000		2,813,393
California, GO, Refunding	5.00	4/1/2042	1,400,000		1,600,789
California Community Choice Financing Authority, Revenue Bonds (Green Bond) Ser. B1	4.00	8/1/2031	1,000,000	[a]	1,015,412
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2040	400,000		401,171
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Sutter Health Obligated Group) Ser. B	5.00	11/15/2046	1,480,000		1,581,219
California Housing Finance Agency, Revenue Bonds, Ser. 2021-1	3.50	11/20/2035	1,476,577		1,477,777
California Municipal Finance Authority, Revenue Bonds (Green Bond) (Insured; Build America Mutual)	5.00	5/15/2027	450,000		488,267
California University, Revenue Bonds, Refunding, Ser. B2	0.55	11/1/2026	1,000,000	[a]	876,888
Sacramento North Natomas Community Facilities District No. 4, Special Tax Bonds, Refunding, Ser. E	5.00	9/1/2030	1,500,000		1,544,598
San Diego County Regional Airport Authority, Revenue Bonds, Ser. B	4.00	7/1/2046	1,750,000		1,678,794
San Francisco City & County Airport Commission, Revenue Bonds, Refunding (San Francisco International Airport) Ser. B	5.00	5/1/2041	1,500,000		1,567,032
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. E	5.00	5/1/2050	1,500,000		1,586,440
				16,631,780
Colorado - 4.2%
Colorado Health Facilities Authority, Revenue Bonds (Children's Hospital Obligated Group) Ser. A	5.00	12/1/2041	2,500,000		2,676,069

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 93.7% (continued)
Colorado - 4.2% (continued)
Colorado Health Facilities Authority, Revenue Bonds (Covenant Retirement Communities Obligated Group)	5.00	12/1/2043	2,000,000	2,118,704
Colorado Health Facilities Authority, Revenue Bonds, Refunding (AdventHealth Obligated Group)	5.00	11/19/2026	2,500,000	[a] 2,721,857
Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. A	5.00	8/1/2044	1,250,000	1,348,004
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Sisters of Charity of Leavenworth Health System Obligated Group) Ser. A	4.00	1/1/2036	2,000,000	2,016,093
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2048	3,000,000	3,151,061
Denver City & County Airport System, Revenue Bonds, Ser. A	5.50	11/15/2027	3,065,000	3,182,482
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	5.00	1/15/2031	950,000	1,030,709
				18,244,979
Connecticut - .2%
Connecticut Health & Educational Facilities Authority, Revenue Bonds (Fairfield University) Ser. U	4.00	7/1/2052	1,000,000	962,596
District of Columbia - 1.2%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding	5.00	10/1/2035	1,500,000	1,599,857
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2035	1,000,000	1,055,219
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2049	2,500,000	2,492,762
				5,147,838
Florida - 3.8%
Broward County Airport System, Revenue Bonds	5.00	10/1/2037	1,560,000	1,655,369
Escambia County, Revenue Bonds	5.00	10/1/2046	2,000,000	2,181,694
Florida Municipal Power Agency, Revenue Bonds, Ser. A	3.00	10/1/2032	1,000,000	954,066

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 93.7% (continued)
Florida - 3.8% (continued)
Greater Orlando Aviation Authority, Revenue Bonds, Ser. A	4.00	10/1/2044	1,500,000	1,470,986
Jacksonville, Revenue Bonds, Refunding (Brooks Rehabilitation Project)	4.00	11/1/2045	1,500,000	1,470,224
JEA Electric System, Revenue Bonds, Refunding, Ser. 3A	4.00	10/1/2038	1,850,000	1,893,382
JEA Water & Sewer System, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2040	800,000	811,744
Miami Beach Redevelopment Agency, Tax Allocation Bonds, Refunding	5.00	2/1/2033	1,000,000	1,039,076
Miami Beach Stormwater, Revenue Bonds, Refunding	5.00	9/1/2047	2,500,000	2,518,357
Miami-Dade County Water & Sewer System, Revenue Bonds	4.00	10/1/2051	1,000,000	982,490
Palm Beach County Health Facilities Authority, Revenue Bonds, Refunding (Baptist Health South Florida Obligated Group)	4.00	8/15/2049	1,250,000	1,230,061
				16,207,449
Georgia - 2.2%
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Unis 3&4 Project)	5.00	1/1/2037	1,100,000	1,196,351
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Project No. 1) Ser. A	5.00	1/1/2028	2,500,000	2,700,220
Main Street Natural Gas, Revenue Bonds, Ser. C	4.00	9/1/2026	3,750,000	[a] 3,823,679
Private Colleges & Universities Authority, Revenue Bonds, Refunding (Emory University) Ser. A	5.00	10/1/2043	1,700,000	1,756,473
				9,476,723
Hawaii - .3%
Honolulu City & County, GO, Ser. C	4.00	7/1/2040	1,375,000	1,434,996
Illinois - 12.3%
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2033	1,000,000	1,096,773
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	12/1/2030	1,500,000	1,674,525
Chicago Board of Education, Revenue Bonds	5.00	4/1/2042	1,000,000	1,040,756

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 93.7% (continued)
Illinois - 12.3% (continued)
Chicago II Wastewater Transmission, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2033	2,490,000	2,585,481
Chicago II Waterworks, Revenue Bonds (2nd Lien Project)	5.00	11/1/2025	1,925,000	2,029,083
Chicago O'Hare International Airport, Revenue Bonds	5.75	1/1/2043	3,750,000	3,820,340
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2034	2,100,000	2,171,177
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2048	1,500,000	1,565,669
Chicago Park District, GO, Refunding, Ser. C	5.00	1/1/2027	2,030,000	2,099,659
Chicago Transit Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2052	2,000,000	2,144,588
Cook County II, GO, Refunding, Ser. A	5.00	11/15/2025	2,000,000	2,148,305
Cook County II, Revenue Bonds, Refunding	5.00	11/15/2035	2,500,000	2,777,400
Cook County II, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2030	1,650,000	1,891,072
Greater Chicago Metropolitan Water Reclamation District, GO, Refunding, Ser. D	5.00	12/1/2031	1,000,000	1,162,470
Illinois, Revenue Bonds (Insured; Build America Mutual) Ser. A	5.00	6/15/2030	2,000,000	2,204,108
Illinois Finance Authority, Revenue Bonds (Advocate Health Care Network Obligated Group)	5.00	6/1/2027	270,000	277,502
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System Obligated Group) Ser. A	5.00	11/15/2045	1,000,000	1,049,718
Illinois Finance Authority, Revenue Bonds, Refunding (Rush University Medical Center Obligated Group) Ser. A	5.00	11/15/2033	3,000,000	3,178,011
Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago) Ser. A	4.00	4/1/2050	3,760,000	3,756,276
Illinois Finance Authority, Revenue Bonds, Refunding, Ser. A	6.00	7/1/2043	2,500,000	2,602,122
Illinois Housing Development Authority, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	3.00	4/1/2051	2,035,000	2,001,162

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 93.7% (continued)
Illinois - 12.3% (continued)
Illinois Municipal Electric Agency, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2032	1,500,000		1,593,005
Northern Illinois University, Revenue Bonds, Refunding (Insured; Build America Mutual) Ser. B	4.00	4/1/2040	1,475,000		1,463,185
Railsplitter Tobacco Settlement Authority, Revenue Bonds	5.00	6/1/2026	2,320,000		2,487,066
Regional Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	6.00	6/1/2025	1,000,000		1,069,100
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	1/1/2039	2,350,000		2,341,371
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	1/1/2038	1,000,000		997,005
				53,226,929
Indiana - .7%
Indiana Finance Authority, Revenue Bonds, Refunding (CWA Authority Project)	4.00	10/1/2036	2,980,000		3,108,253
Iowa - 1.9%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.00	12/1/2050	1,500,000		1,522,075
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.25	12/1/2025	1,000,000		1,055,504
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project) Ser. B	5.25	12/1/2037	1,765,000	[a]	1,878,929
Iowa Tobacco Settlement Authority, Revenue Bonds, Refunding, Ser. B1	4.00	6/1/2049	1,500,000		1,422,723
PEFA, Revenue Bonds (PEFA Gas Project)	5.00	9/1/2026	2,000,000	[a]	2,111,404
				7,990,635
Kansas - .1%
Kansas Development Finance Authority, Revenue Bonds, Ser. B	4.00	11/15/2025	250,000		237,026
Kentucky - 1.7%
Kentucky Economic Development Finance Authority, Revenue Bonds, Refunding (Louisville Arena Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2045	2,000,000		2,206,879

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 93.7% (continued)
Kentucky - 1.7% (continued)
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	4/1/2024	1,010,000	[a]	1,024,508
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	4,000,000	[a]	4,082,171
				7,313,558
Louisiana - 2.1%
Louisiana Public Facilities Authority, Revenue Bonds (Franciscan Missionaries of Our Lady Health System Obligated Group) Ser. A	5.00	7/1/2047	1,500,000		1,621,563
New Orleans Aviation Board, Revenue Bonds (Parking Facilities Corp.) (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/2048	1,250,000		1,380,382
New Orleans Aviation Board, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2036	1,135,000		1,231,588
New Orleans Aviation Board, Revenue Bonds, Ser. B	5.00	1/1/2040	2,175,000		2,238,516
St. John the Baptist Parish, Revenue Bonds, Refunding (Marathon Oil Corp.)	2.20	7/1/2026	1,000,000	[a]	939,666
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	5/15/2035	1,500,000		1,550,070
				8,961,785
Maryland - .4%
Maryland Economic Development Corp., Revenue Bonds (Green Bond) (Purple Line Transit Partners) Ser. B	5.25	6/30/2052	1,590,000		1,663,801
Massachusetts - 1.1%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2027	1,750,000		1,886,652
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2033	1,250,000		1,365,981
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2044	1,000,000		1,072,845
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding, Ser. K	5.25	7/1/2029	545,000		547,616
				4,873,094

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 93.7% (continued)
Michigan - 5.3%
Great Lakes Water Authority, Revenue Bonds, Ser. B	5.00	7/1/2046	3,000,000		3,217,147
Karegnondi Water Authority, Revenue Bonds, Refunding	5.00	11/1/2041	1,000,000		1,101,334
Lansing Board of Water & Light, Revenue Bonds, Ser. B	2.00	7/1/2026	2,500,000	[a]	2,419,729
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2031	2,500,000		2,624,233
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. D1	5.00	7/1/2037	2,000,000		2,089,507
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. A	4.00	4/15/2042	2,425,000		2,411,118
Michigan Housing Development Authority, Revenue Bonds, Ser. A	3.50	12/1/2050	1,855,000		1,864,687
Michigan Strategic Fund, Revenue Bonds (I-75 Improvement Project)	5.00	6/30/2033	3,900,000		4,054,323
Pontiac School District, GO	4.00	5/1/2050	2,000,000		2,006,010
Wayne County Airport Authority, Revenue Bonds, Ser. D	5.00	12/1/2045	1,000,000		1,054,708
				22,842,796
Missouri - 1.5%
Kansas City Industrial Development Authority, Revenue Bonds (Kansas City International Airport Terminal) Ser. A	5.00	3/1/2044	1,250,000		1,322,214
Kansas City Industrial Development Authority, Revenue Bonds, Ser. B	5.00	3/1/2054	3,060,000		3,194,577
The Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (CoxHealth Obligated Group) Ser. A	5.00	11/15/2029	2,000,000		2,152,496
				6,669,287
Multi-State - .3%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates, Revenue Bonds, Ser. M048	3.15	1/15/2036	1,185,000	[d]	1,140,217
Nebraska - .5%
Public Power Generation Agency, Revenue Bonds, Refunding	5.00	1/1/2037	2,000,000		2,172,429

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 93.7% (continued)
Nevada - 1.2%
Clark County School District, GO (Insured; Build America Mutual) Ser. B	5.00	6/15/2031	3,385,000	3,843,447
Reno, Revenue Bonds, Refunding (Reno Transportation Rail Access Project)	5.00	6/1/2048	1,070,000	1,125,767
				4,969,214
New Jersey - 3.4%
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	1,000,000	1,068,934
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding (Stockton University) Ser. A	5.00	7/1/2041	1,000,000	1,080,337
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Inspira Health Obligated Group)	5.00	7/1/2037	1,600,000	1,717,090
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Ser. B	5.00	12/1/2024	570,000	602,296
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. BB	5.00	6/15/2044	2,000,000	2,095,377
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. D	5.00	1/1/2028	1,000,000	1,087,494
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2046	3,880,000	4,078,096
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2036	2,000,000	2,131,878
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	620,000	662,463
				14,523,965
New Mexico - 1.1%
New Mexico Educational Assistance Foundation, Revenue Bonds, Refunding, Ser. 1A	5.00	9/1/2025	2,080,000	2,236,505
New Mexico Mortgage Finance Authority, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. C	3.00	1/1/2052	2,730,000	2,685,867
				4,922,372
New York - 8.0%
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2050	3,000,000	3,122,672

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 93.7% (continued)
New York - 8.0% (continued)
New York City, GO, Refunding, Ser. A1	5.00	8/1/2031	2,000,000		2,278,720
New York City, GO, Ser. C	4.00	8/1/2040	2,000,000		2,006,440
New York City, GO, Ser. D1	4.00	3/1/2050	2,250,000		2,247,739
New York City, GO, Ser. F1	4.00	3/1/2047	200,000		200,128
New York City Health & Hospitals Corp., Revenue Bonds, Refunding, Ser. A	5.00	2/15/2028	1,000,000		1,111,009
New York City Housing Development Corp., Revenue Bonds (LOC; Federal Housing Administration) Ser. F2	0.60	7/1/2025	1,000,000	[a]	922,532
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	1/1/2026	1,000,000		1,066,422
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,500,000	[d]	2,526,590
New York Liberty Development Corp., Revenue Bonds, Refunding (Goldman Sachs Headquarters)	5.25	10/1/2035	1,000,000		1,136,199
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	3/15/2035	3,000,000		3,182,211
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.25	3/15/2037	2,000,000		2,250,228
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. E	4.00	3/15/2038	1,870,000		1,890,386
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 232	5.00	4/1/2026	1,180,000		1,260,719
New York State Thruway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	1/1/2050	1,335,000		1,307,399
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2040	2,000,000		2,091,393

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 93.7% (continued)
New York - 8.0% (continued)
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.25	1/1/2050	2,500,000		2,573,049
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. C2	5.00	11/15/2042	1,500,000		1,631,160
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2045	815,000		825,533
Westchester County Local Development Corp., Revenue Bonds, Refunding (Purchase Senior Learning Community Obligated Group)	5.00	7/1/2046	1,000,000	[d]	937,330
				34,567,859
North Carolina - 1.5%
North Carolina Medical Care Commission, Revenue Bonds, (Twin Lakes Community) Ser. A	5.00	1/1/2038	1,000,000		1,056,719
The Charlotte-Mecklenburg Hospital Authority, Revenue Bonds (Atrium Health Obligated Group)	5.00	12/1/2028	1,500,000	[a]	1,670,500
The Charlotte-Mecklenburg Hospital Authority, Revenue Bonds (Atrium Health Obligated Group) Ser. B	5.00	12/2/2024	3,500,000	[a]	3,696,686
				6,423,905
North Dakota - .3%
University of North Dakota, COP (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	6/1/2046	1,470,000		1,453,966
Ohio - 1.4%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. A2	4.00	6/1/2048	3,500,000		3,278,828
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.25	2/15/2047	1,000,000		1,064,584
Ohio, Revenue Bonds, Refunding (Lease Appropriations-Adult Correctional Building Fund Projects) Ser. A	5.00	10/1/2037	1,430,000		1,580,882
				5,924,294

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 93.7% (continued)
Pennsylvania - 9.2%
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. A	4.00	7/15/2035	1,250,000		1,266,365
Allentown School District, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	2/1/2030	1,000,000		1,139,684
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2030	2,000,000		2,180,085
Delaware Valley Regional Finance Authority, Revenue Bonds, Ser. C, 1 Month MUNIPSA +.53%	0.97	9/1/2023	3,000,000	[a,b]	2,996,231
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	2/15/2027	1,350,000	[a]	1,459,016
Luzerne County Industrial Development Authority, Revenue Bonds, Refunding (Pennsylvania-American Water)	2.45	12/3/2029	1,750,000	[a]	1,701,362
Montgomery County Industrial Development Authority, Revenue Bonds, Refunding (ACTS Retirement-Life Communities Obligated Group)	5.00	11/15/2036	3,500,000		3,751,633
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2046	3,000,000		3,423,398
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A1	5.00	12/1/2036	3,250,000		3,512,507
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.25	12/1/2048	4,000,000		4,354,612
Philadelphia, GO, Ser. A	5.00	5/1/2032	4,000,000		4,557,465
Philadelphia Water & Wastewater, Revenue Bonds, Refunding	5.00	10/1/2033	1,865,000		2,129,310
The Philadelphia Redevelopment Authority, Revenue Bonds, Refunding, Ser. B	5.00	4/15/2024	1,500,000		1,567,015
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	4.00	9/1/2036	1,420,000		1,470,489
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2038	1,000,000		1,093,600
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2044	3,000,000		3,289,928
				39,892,700

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 93.7% (continued)
Rhode Island - .4%
Providence Public Building Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/15/2037	1,695,000		1,849,481
South Carolina - 2.6%
Piedmont Municipal Power Agency, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2029	1,000,000		1,122,351
Piedmont Municipal Power Agency, Revenue Bonds, Refunding, Ser. D	4.00	1/1/2033	3,000,000		3,151,142
South Carolina Public Service Authority, Revenue Bonds, Refunding	5.13	12/1/2043	5,000,000		5,193,392
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. A	4.00	12/1/2052	2,000,000		1,934,733
				11,401,618
Tennessee - 1.0%
Nashville & Davidson County Metropolitan Government, GO, Refunding, Ser. C	4.00	1/1/2032	1,000,000		1,076,159
Tennergy Corp., Revenue Bonds, Ser. A	4.00	9/1/2028	2,000,000	[a]	2,034,297
Tennessee Energy Acquisition Corp., Revenue Bonds	4.00	11/1/2025	1,000,000	[a]	1,019,699
				4,130,155
Texas - 7.2%
Clifton Higher Education Finance Corp., Revenue Bonds, Refunding (IDEA Public Schools) (Insured; Permanent School Fund Guarantee Program)	5.00	8/15/2031	3,825,000		4,027,327
Clifton Higher Education Finance Corp., Revenue Bonds, Ser. D	5.75	8/15/2033	4,500,000		4,812,650
Collin County Community College District, GO, Ser. A	4.00	8/15/2034	1,000,000		1,056,719
Corpus Christi Utility System, Revenue Bonds, Refunding, Ser. A	4.00	7/15/2035	1,000,000		1,058,757
Denton Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	5.00	8/15/2029	1,000,000		1,085,445
Garland Electric Utility System, Revenue Bonds, Refunding	5.00	3/1/2044	1,500,000		1,651,505
Love Field Airport Modernization Corp., Revenue Bonds	5.00	11/1/2034	3,500,000		3,651,733
Lower Colorado River Authority, Revenue Bonds, Refunding	5.00	5/15/2039	3,000,000		3,065,231

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 93.7% (continued)
Texas - 7.2% (continued)
Lower Colorado River Authority, Revenue Bonds, Refunding (LCRA Transmission Services Corp.) Ser. A	4.00	5/15/2049	1,000,000	1,010,824
Lubbock Electric Light & Power System, Revenue Bonds	5.00	4/15/2048	2,475,000	2,664,854
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	1,000,000	[d] 1,034,417
North Texas Tollway Authority, Revenue Bonds, Refunding	5.00	1/1/2048	1,000,000	1,068,027
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2039	4,000,000	4,240,050
Texas, GO, Refunding, Ser. B	4.00	8/1/2031	800,000	829,312
				31,256,851
U.S. Related - .3%
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Corp.) Ser. L	5.25	7/1/2041	1,400,000	1,462,112
Utah - .7%
Salt Lake City Airport, Revenue Bonds, Ser. A	5.00	7/1/2034	3,000,000	3,181,520
Virginia - 2.3%
Hampton Roads Transportation Accountability Commission, BAN	5.00	7/1/2026	1,000,000	1,096,935
Virginia Public Building Authority, Revenue Bonds, Ser. A	4.00	8/1/2039	2,500,000	2,576,062
Virginia Public Building Authority, Revenue Bonds, Ser. A2	4.00	8/1/2035	3,000,000	3,119,763
Virginia Small Business Financing Authority, Revenue Bonds, Refunding	5.00	12/31/2047	1,500,000	1,603,429
Winchester Economic Development Authority, Revenue Bonds, Refunding (Valley Health System Obligated Group)	5.00	1/1/2035	1,560,000	1,664,734
				10,060,923
Washington - 1.4%
Port of Seattle, Revenue Bonds	5.00	4/1/2029	2,380,000	2,618,115
Washington Convention Center Public Facilities District, Revenue Bonds	5.00	7/1/2058	2,450,000	2,544,493

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 93.7% (continued)
Washington - 1.4% (continued)
Washington Housing Finance Commission, Revenue Bonds, Ser. A1	3.50	12/20/2035	986,996	901,318
				6,063,926
Wisconsin - .5%
Public Finance Authority, Revenue Bonds, Refunding (Renown Regional Medical Center) Ser. A	5.00	6/1/2040	2,000,000	2,150,374
Total Long-Term Municipal Investments (cost $419,887,349)			405,045,713
Total Investments (cost $420,989,805)			93.9%	406,033,692
Cash and Receivables (Net)			6.1%	26,405,878
Net Assets			100.0%	432,439,570

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2022, these securities were valued at $11,739,305 or 2.71% of net assets.

Portfolio Summary (Unaudited) †	Value (%)
General	17.2
Medical	10.6
Airport	8.9
Education	7.9
Transportation	7.4
Water	6.7
Power	5.9
General Obligation	5.7
Tobacco Settlement	4.4
Development	3.9
School District	3.9
Utilities	2.7
Nursing Homes	2.2
Single Family Housing	1.8
Facilities	1.5
Multifamily Housing	1.3
Special Tax	1.0
Student Loan	.8
Housing	.1
93.9

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-BILL	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	420,989,805	406,033,692
Cash		17,310,138
Receivable for shares of Beneficial Interest subscribed		11,273,203
Interest receivable		5,286,337
Prepaid expenses		47,003
		439,950,373
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		206,436
Payable for investment securities purchased		3,933,016
Payable for shares of Beneficial Interest redeemed		3,280,672
Trustees’ fees and expenses payable		3,843
Other accrued expenses		86,836
		7,510,803
Net Assets ($)		432,439,570
Composition of Net Assets ($):
Paid-in capital		445,702,979
Total distributable earnings (loss)		(13,263,409)
Net Assets ($)		432,439,570

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	160,455,296	4,688,295	123,811,793	38,281	143,445,905
Shares Outstanding	13,189,745	384,459	10,174,301	3,147	11,790,928
Net Asset Value Per Share ($)	12.17	12.19	12.17	12.16	12.17

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 2022

Investment Income ($):
Interest Income	12,714,350
Expenses:
Management fee—Note 3(a)	1,556,311
Shareholder servicing costs—Note 3(c)	991,292
Professional fees	106,762
Registration fees	96,577
Trustees’ fees and expenses—Note 3(d)	49,786
Distribution fees—Note 3(b)	41,523
Prospectus and shareholders’ reports	22,711
Chief Compliance Officer fees—Note 3(c)	17,491
Custodian fees—Note 3(c)	8,669
Loan commitment fees—Note 2	5,105
Miscellaneous	34,670
Total Expenses	2,930,897
Less—reduction in fees due to earnings credits—Note 3(c)	(1,805)
Net Expenses	2,929,092
Net Investment Income	9,785,258
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,230,248
Net change in unrealized appreciation (depreciation) on investments	(46,204,537)
Net Realized and Unrealized Gain (Loss) on Investments	(44,974,289)
Net (Decrease) in Net Assets Resulting from Operations	(35,189,031)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2022	2021
Operations ($):
Net investment income	9,785,258	10,298,679
Net realized gain (loss) on investments	1,230,248	1,928,467
Net change in unrealized appreciation (depreciation) on investments	(46,204,537)	26,392,071
Net Increase (Decrease) in Net Assets Resulting from Operations	(35,189,031)	38,619,217
Distributions ($):
Distributions to shareholders:
Class A	(4,775,936)	(4,478,894)
Class C	(98,691)	(99,631)
Class I	(2,611,194)	(1,859,216)
Class Y	(1,180)	(1,228)
Class Z	(4,177,283)	(4,652,737)
Total Distributions	(11,664,284)	(11,091,706)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	26,042,955	38,534,072
Class C	718,021	1,915,870
Class I	99,571,830	43,422,911
Class Z	2,400,380	2,221,931
Distributions reinvested:
Class A	4,226,313	3,869,865
Class C	97,919	92,536
Class I	2,577,270	1,824,200
Class Z	3,442,707	3,802,585
Cost of shares redeemed:
Class A	(36,144,145)	(13,655,409)
Class C	(1,496,345)	(1,429,075)
Class I	(40,433,858)	(31,557,263)
Class Z	(15,430,865)	(12,563,754)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	45,572,182	36,478,469
Total Increase (Decrease) in Net Assets	(1,281,133)	64,005,980
Net Assets ($):
Beginning of Period	433,720,703	369,714,723
End of Period	432,439,570	433,720,703

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30,
	2022	2021
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	1,949,303	2,882,629
Shares issued for distributions reinvested	318,201	289,050
Shares redeemed	(2,764,226)	(1,025,223)
Net Increase (Decrease) in Shares Outstanding	(496,722)	2,146,456
Class Ca
Shares sold	53,185	142,807
Shares issued for distributions reinvested	7,347	6,895
Shares redeemed	(112,780)	(106,679)
Net Increase (Decrease) in Shares Outstanding	(52,248)	43,023
Class Ib
Shares sold	7,690,890	3,251,168
Shares issued for distributions reinvested	194,528	136,312
Shares redeemed	(3,091,236)	(2,365,450)
Net Increase (Decrease) in Shares Outstanding	4,794,182	1,022,030
Class Z
Shares sold	181,237	166,626
Shares issued for distributions reinvested	259,221	284,182
Shares redeemed	(1,158,702)	(939,805)
Net Increase (Decrease) in Shares Outstanding	(718,244)	(488,997)

[a]	During the period ended April 30, 2021, 763 Class C shares representing $10,092 were automatically converted for 765 Class A shares.
[b]	During the period ended April 30, 2021, 2,080 Class A shares representing $27,606 were exchanged for 2,080 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended April 30,
Class A Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.55	12.62	12.93	12.60	12.76
Investment Operations:
Net investment income[a]	.29	.33	.36	.37	.38
Net realized and unrealized gain (loss) on investments	(1.33)	.96	(.31)	.34	(.16)
Total from Investment Operations	(1.04)	1.29	.05	.71	.22
Distributions:
Dividends from net investment income	(.28)	(.33)	(.36)	(.37)	(.38)
Dividends from net realized gain on investments	(.06)	(.03)	−	(.01)	−
Total Distributions	(.34)	(.36)	(.36)	(.38)	(.38)
Net asset value, end of period	12.17	13.55	12.62	12.93	12.60
Total Return (%)[b]	(7.92)	10.27	.32	5.70	1.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.72	.73	.86	.93
Ratio of net expenses to average net assets	.72	.72	.73	.86	.93
Ratio of net investment income to average net assets	2.14	2.47	2.75	2.94	2.97
Portfolio Turnover Rate	9.69	9.40	21.90	27.39	26.94
Net Assets, end of period ($ x 1,000)	160,455	185,393	145,636	146,875	151,312

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class C Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.58	12.65	12.96	12.63	12.79
Investment Operations:
Net investment income[a]	.18	.23	.26	.27	.28
Net realized and unrealized gain (loss) on investments	(1.33)	.96	(.31)	.34	(.16)
Total from Investment Operations	(1.15)	1.19	(.05)	.61	.12
Distributions:
Dividends from net investment income	(.18)	(.23)	(.26)	(.27)	(.28)
Dividends from net realized gain on investments	(.06)	(.03)	−	(.01)	−
Total Distributions	(.24)	(.26)	(.26)	(.28)	(.28)
Net asset value, end of period	12.19	13.58	12.65	12.96	12.63
Total Return (%)[b]	(8.62)	9.39	(.46)	4.87	.94
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.50	1.51	1.51	1.65	1.70
Ratio of net expenses to average net assets	1.50	1.51	1.51	1.65	1.70
Ratio of net investment income to average net assets	1.36	1.68	1.97	2.15	2.20
Portfolio Turnover Rate	9.69	9.40	21.90	27.39	26.94
Net Assets, end of period ($ x 1,000)	4,688	5,930	4,980	5,796	5,798

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended April 30,
Class I Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.55	12.62	12.93	12.61	12.77
Investment Operations:
Net investment income[a]	.31	.36	.39	.40	.40
Net realized and unrealized gain (loss) on investments	(1.31)	.96	(.30)	.33	(.15)
Total from Investment Operations	(1.00)	1.32	.09	.73	.25
Distributions:
Dividends from net investment income	(.32)	(.36)	(.40)	(.40)	(.41)
Dividends from net realized gain on investments	(.06)	(.03)	−	(.01)	−
Total Distributions	(.38)	(.39)	(.40)	(.41)	(.41)
Net asset value, end of period	12.17	13.55	12.62	12.93	12.61
Total Return (%)	(7.62)	10.53	.57	5.88	1.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.48	.49	.48	.62	.70
Ratio of net expenses to average net assets	.48	.49	.48	.62	.70
Ratio of net investment income to average net assets	2.38	2.71	2.97	3.17	3.19
Portfolio Turnover Rate	9.69	9.40	21.90	27.39	26.94
Net Assets, end of period ($ x 1,000)	123,812	72,900	55,013	26,521	13,751

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class Y Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.55	12.62	12.93	12.61	12.77
Investment Operations:
Net investment income[a]	.32	.36	.40	.42	.41
Net realized and unrealized gain (loss) on investments	(1.33)	.96	(.31)	.31	(.17)
Total from Investment Operations	(1.01)	1.32	.09	.73	.24
Distributions:
Dividends from net investment income	(.32)	(.36)	(.40)	(.40)	(.40)
Dividends from net realized gain on investments	(.06)	(.03)	−	(.01)	−
Total Distributions	(.38)	(.39)	(.40)	(.41)	(.40)
Net asset value, end of period	12.16	13.55	12.62	12.93	12.61
Total Return (%)	(7.69)	10.54	.57	5.85	1.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.46	.49	.47	.62	.70
Ratio of net expenses to average net assets	.46	.49	.47	.62	.70
Ratio of net investment income to average net assets	2.40	2.72	3.00	3.22	3.17
Portfolio Turnover Rate	9.69	9.40	21.90	27.39	26.94
Net Assets, end of period ($ x 1,000)	38	43	40	41	9

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended April 30,
Class Z Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.55	12.62	12.93	12.60	12.76
Investment Operations:
Net investment income[a]	.29	.34	.37	.38	.39
Net realized and unrealized gain (loss) on investments	(1.32)	.96	(.31)	.34	(.16)
Total from Investment Operations	(1.03)	1.30	.06	.72	.23
Distributions:
Dividends from net investment income	(.29)	(.34)	(.37)	(.38)	(.39)
Dividends from net realized gain on investments	(.06)	(.03)	−	(.01)	−
Total Distributions	(.35)	(.37)	(.37)	(.39)	(.39)
Net asset value, end of period	12.17	13.55	12.62	12.93	12.60
Total Return (%)	(7.80)	10.32	.37	5.75	1.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.67	.67	.67	.81	.87
Ratio of net expenses to average net assets	.67	.67	.67	.81	.87
Ratio of net investment income to average net assets	2.19	2.52	2.81	2.99	3.03
Portfolio Turnover Rate	9.69	9.40	21.90	27.39	26.94
Net Assets, end of period ($ x 1,000)	143,446	169,455	164,045	175,252	180,942

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Opportunistic Municipal Securities Fund (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-ended management investment company. The fund’s investment objective is to seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective September 1, 2021 (the “Effective Date”), the Adviser has engaged its affiliate, Insight North America LLC (the “Sub-Adviser”) as the fund’s sub-adviser pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser. The Sub-Adviser provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. The Adviser (and not the fund) pays the Sub-Adviser for its sub-advisory services. As of the Effective Date, portfolio managers responsible for managing the fund’s investments who were employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, have become employees of the Sub-Adviser, and are no longer employees of Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class Y and Class Z. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $250,000 or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no

Distribution or Shareholder Services Plan fees. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts and bear Shareholder Services Plan fees. Class I, Class Y and Class Z shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2022, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Municipal-Backed Securities	-	987,979	-	987,979
Municipal Securities	-	405,045,713	-	405,045,713

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and

NOTES TO FINANCIAL STATEMENTS (continued)

aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended April 30, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $725,389, undistributed ordinary income $36,814, undistributed capital gains $1,199,546 and unrealized depreciation $15,225,158.

The tax character of distributions paid to shareholders during the fiscal years ended April 30, 2022 and April 30, 2021 were as follows: tax–exempt income $9,732,818 and $10,267,375, ordinary income $0 and $20,855 and long-term capital gains $1,931,466 and $803,476, respectively.

(f) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective

NOTES TO FINANCIAL STATEMENTS (continued)

Facility at the time of borrowing. During the period ended April 30, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly.

As of the Effective Date, pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .168% of the value of the fund’s average daily net assets.

During the period ended April 30, 2022, the Distributor retained $942 from commissions earned on sales of the fund’s Class A shares and $5,709 and $354 from CDSC fees on redemptions of the fund’s Class A and Class C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2022, Class C shares were charged $41,523 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets and Class Z shares reimburse the Distributor at an annual rate of .20% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2022, Class A, Class C and Class Z shares were charged $464,802, $13,841 and $320,492, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with BNY Mellon Transfer, Inc., (the “Transfer Agent”) and The Bank of New York Mellon (the “Custodian”), both a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as shareholder servicing costs and includes custody net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2022, the fund was charged $81,755 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2022, the fund was charged $8,669 pursuant to the custody agreement. These fees were partially offset by earnings credits of $1,805.

The fund compensates the Custodian under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended April 30, 2022, the fund was charged $4,406 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended April 30, 2022, the fund was charged $17,491 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $120,542, Distribution Plan fees of $2,950, Shareholder Services Plan fees of $59,097, Custodian fees of $2,659, Chief Compliance Officer fees of $7,335 and Transfer Agent fees of $13,853.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period

NOTES TO FINANCIAL STATEMENTS (continued)

ended April 30, 2022, amounted to $75,254,361 and $42,317,753, respectively.

At April 30, 2022, the cost of investments for federal income tax purposes was $421,258,850; accordingly, accumulated net unrealized depreciation on investments was $15,225,158, consisting of $4,770,531 gross unrealized appreciation and $19,995,689 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of BNY Mellon Opportunistic Municipal Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Opportunistic Municipal Securities Fund (the “Fund”), including the statement of investments, as of April 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
June 22, 2022

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from net investment income during the fiscal year ended April 30, 2022 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the Fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2022 calendar year on Form 1099-DIV which will be mailed in early 2023. The fund also hereby reports $.0573 per share as a long-term capital gain distribution paid on December 23, 2021.

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (78)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Francine J. Bovich (70)
Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

Peggy C. Davis (79)
Board Member (1990)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 34

———————

Nathan Leventhal (79)
Board Member (1989)

Principal Occupation During Past 5 Years:

• Lincoln Center for the Performing Arts, President Emeritus (2001-Present)

• Palm Beach Opera, President (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-2020)

No. of Portfolios for which Board Member Serves: 32

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (58)
Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014-2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 74

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 56 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 56 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 56 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 56 investment companies (comprised of 117 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 49 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Opportunistic Municipal Securities Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: PTEBX Class C: DMBCX Class I: DMBVX Class Y: DMBYX Class Z: DMBZX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0022AR0422

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,494 in 2021 and $36,204 in 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $18,889 in 2021 and $14,550 in 2022. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $5,369 in 2021 and $3,342 in 2022. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2021 and $8,158 in 2022.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,288 in 2021 and $1,352 in 2022. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2021 and $0 in 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,335,215 in 2021 and $2,423,621 in 2022.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Opportunistic Municipal Securities Fund

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: June 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: June 17, 2022

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: June 17, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)